Exhibit 99.01

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Techedge, Inc. (the "Company") on Form 10-QSB for the three months ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mitchell Schlossberg, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


May 22, 2003                      /s/ Mitchell Schlossberg
                              By:________________________________________
                                      Mitchell Schlossberg, President and
                                      Chief Executive Officer



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Exhibit 99.02

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Techedge, Inc. (the "Company") on Form 10-QSB for the three months ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ehren Richardson, Secretary and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


May 22, 2003                              /s/ Ehren Richardson
                                     By:  ____________________________________
                                              Ehren Richardson, Secretary and
                                              Chief Accounting Officer